Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of MasTec, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Austin J. Shanfelter, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        (1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2003	/s/ Austin J. Shanfelter —————————————— Name: Austin J. Shanfelter Title: President and Chief Executive Officer

The certification set forth above is being furnished as an Exhibit solely pursuant to Section 906 of the Sarbanes – Oxley Act of 2002 and is not being filed as part of the Annual Report of MasTec, Inc. on Form 10-Q for the period ending September 30, 2003, or as a separate disclosure document of the Company or the certifying officers.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of MasTec, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald P. Weinstein, Executive Vice President — Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        (1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2003	/s/ Donald P. Weinstein —————————————— Name: Donald P. Weinstein Title: Executive Vice President — Chief Financial Officer

The certification set forth above is being furnished as an Exhibit solely pursuant to Section 906 of the Sarbanes – Oxley Act of 2002 and is not being filed as part of the Annual Report of MasTec, Inc. on Form 10-Q for the period ending September 30, 2003, or as a separate disclosure document of the Company or the certifying officers.